UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2010

ARIAD Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21696	22-3106987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Landsdowne Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 494-0400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       On June 23, 2010, ARIAD Pharmaceuticals, Inc. (the “Company”) announced that Timothy P. Clackson, Ph.D. has been named the Company’s President of Research and Development, effective immediately.  Dr. Clackson retains his position as Chief Scientific Officer.

ARIAD also announced three other promotions or new positions: Frank G. Haluska, M.D., Ph.D. has been named Vice President, Clinical Research and Development and Chief Medical Officer; Edward M. Fitzgerald has been promoted to Executive Vice President and Chief Financial Officer; and Pierre F. Dodion, M.D., M.B.A. will move into the newly created position of Senior Vice President, Corporate Development.

No other material changes were made to the terms of the officers’ employment.  A copy of the press release announcing the promotions and new positions is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On June 24, 2010, the Company held its 2010 Annual Meeting of Stockholders.  Of 109,459,191 shares of common stock issued and outstanding and eligible to vote as of the record date of April 28, 2010, a quorum of 93,677,867 shares, or approximately 85.6 % of the eligible shares, was present in person or represented by proxy.  The following actions were taken at such meeting:

1.   Reelection of the following Class 1 Directors to serve until the 2013 annual meeting and until their successors are duly elected and qualified.

	Voted For	Withheld Authority	Broker Non-Vote
Athanase Lavidas, Ph.D.	47,639,967	539,789	45,498,111
Massimo Radaelli, Ph.D.	46,557,931	1,621,825	45,498,111

After the meeting, Jay R. LaMarche, A. Collier Smyth, M.D. and Robert M. Whelan, Jr. continued to serve as Class 2 Directors for terms that expire at the 2011 annual meeting and until their successors are duly elected and qualified, and Harvey J. Berger, M.D. and Wayne Wilson continued to serve as Class 3 Directors for terms that expire at the 2012 annual meeting and until their successors are duly elected and qualified.

2.   Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2010.

The voting results were 91,618,063 votes for, 1,724,990 votes against, 334,814 votes abstaining and no broker non-votes.

ITEM 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit
Number	Description

99.1	Press release dated June 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIAD Pharmaceuticals, Inc.

		By:	/s/ Edward M. Fitzgerald
Edward M. Fitzgerald
Executive Vice President and Chief Financial Officer

Date:	June 25, 2010